SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      November 25, 2003
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                     J.P. Morgan Acceptance Corporation I
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                             333-109775                 13-3475488
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(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)           Identification No.)


270 Park Avenue
New York, New York                                                10017
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (212) 834-3850
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     It is expected that during November 2003, a single series of certificates, expected to be titled J.P. Morgan Mortgage Trust 2003-A2, Mortgage Pass-Through Certificates, Series 2003-A2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among J.P. Morgan Acceptance Corporation I (the "Registrant"), Wells Fargo Bank Minnesota, National Association, as master servicer and Wachovia Bank, National Association, as trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (No. 333-109775) and sold to J.P. Morgan Securities Inc. (the "Underwriter") pursuant to an underwriting agreement between the Registrant and the Underwriter.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1 that constitutes "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c)  Exhibits:
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Exhibit No.     Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: November 25, 2003


                                     J.P. MORGAN ACCEPTANCE CORPORATION I


                                     By: /s/ Jonathan Davis
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                                        Name:   Jonathan Davis
                                        Title:  Vice President

                                 EXHIBIT INDEX

                     The following exhibits are filed herewith:


Exhibit No.                                                          Page No.
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99.1        Certain materials constituting Computational Materials        6
            and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten
            Certificates.